SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2002


                            TOTAL ENTERTAINMENT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            INDIANA                                              35-1504940
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)
                                                                 (Zip Code)



          1411 Peel Street, Suite 500, Montreal, Quebec, Canada H3A 1S5
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (514) 842-6999
                                 --------------
                           (Issuer's telephone number)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

         On August 27, 2002, Grant Thornton resigned as the independent certified public accountant for Total Entertainment Inc. Grant Thornton's report on Company's financial statements for the years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles. On August 19, 2002, the Company filed its Form 10-QSB for the six month period ended June 30, 2002 without submitting the financial statement information therein for review by Grant Thornton as required by item 310(b) of Regulation S-B. Other than as set forth above, during this period and through the date of resignation, there were no disagreements with Grant Thornton on any matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.  Financial Statements and Exhibits

    (c)  Exhibits

         (1)   Letter from Grant Thornton LLP dated September 4, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Total Entertainment Inc.



                                       By: /s/ SANDY J. MASSELLI
                                           -------------------------------------
                                           Sandy J. Masselli
                                           Chairman & CEO

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